SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2022
SHARE BASED COMPENSATION
SHARE BASED COMPENSATION

NOTE 12 - SHARE BASED COMPENSATION

On July 17, 2015, the Corporation approved the long-term employment agreement of Dr. Paul Averback as President and Chief Executive Officer. The employment agreement retains the services of Dr. Averback for an initial period of seven years. Dr Averback has agreed to forgo his salary until the Company receives a significant increase in its financing to expand its operations and execute its business plans. Dr. Averback received 3,000,000 restricted shares in July, 2015 and shall receive 250,000 restricted stock each month for the duration of the contract, totaling up to 21,000,000 restricted shares, in lieu of cash salary. The Corporation determined that a grant date for all the restricted shares occurred on July 17, 2015 and established the fair value of each share at $1.36. The Corporation is recording the expense on a pro-rata basis and recorded an expense of $86,749 in 2022.  After the corporation raised gross proceeds of approximately $6,400,000 before deducting fees and other offering expenses in March,2022, Dr.Averback received total $660,000 compensation by December 31, 2022 as reward for his service.

The stock and stock option-based compensation expense to the directors and employees are disaggregated in the statements of operations and comprehensive loss for the years ended December 31, 2022, 2021 and 2020, as follows:

In Thousands of US Dollars
Functional Expense Category	2022	2021	2020
General and administrative expense	$417	$2,124	$702
Research and development expense	175	479	1,046
Total	$592	$2,603	$1,748